      EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Warp Technology Holding, Inc. (the "Company") on Form 10-KSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: October 12, 2004                    /s/ Ron Bienvenu
                                               -----------------------
                                               Ron Bienvenu
                                               Chief Executive Officer

Dated: October 12, 2004                    /s/ Gus Bottazzi
                                               -----------------------
                                               Gus Bottazzi
                                               Chief Financial Officer